UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                      September 21, 2004 (August 13, 2004)

                              ITT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



           Indiana                        1-5627                13-5158950
 (State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                    4 West Red Oak Lane
                   White Plains, New York            10604
                   (Address of principal           (Zip Code)
                     executive offices)


       Registrant's telephone number, including area code: (914) 641-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.01. Completion of Acquisition or Disposition of Assets

     As previously reported under Item 2 of the Company's Form 8-K filed on August 13, 2004, the Company has completed its acquisition of certain assets, properties and rights used in Eastman Kodak Company's Remote Sensing Systems business (the "RSS Business"). The description of the acquisition included in the Company's August 13, 2004 Form 8-K is incorporated herein. This amended report on Form 8-K is being filed to complete the exhibit record with respect to the acquisition of the RSS Business.

Item 9.01. Financial Statements and Exhibits

(a)  Financial statements of businesses acquired

     The Company has determined that, pursuant to Rule 3-05(b) of Regulation S-X, it is not required to file financial statements for the RSS acquisition herewith.

(b)  Pro forma financial information

     The Company has determined that, pursuant to Rule 11-01 of Regulation S-X, it is not required to file pro forma financial statements for the RSS acquisition herewith.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITT INDUSTRIES, INC.
                                       By:    /s/ Kathleen S. Stolar
                                              ----------------------
                                              Kathleen S. Stolar

                                       Its:   Vice President, Secretary
                                              and Associate General Counsel


Date: September 21, 2004


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